UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 1, 2005

PBG 401(k) Program
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14893	13-4038356
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Pepsi Way, Somers, New York		10589
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(914) 767-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

Explanatory Note.

On June 6, 2005, the PBG 401(k) Program (the "Plan") filed a Current Report on Form 8-K (the "June 8-K") with the Securities and Exchange Commission (the "SEC") disclosing that KPMG LLP ("KPMG") had been dismissed as the independent auditors of the Plan, effective upon the filing with the Department of Labor of the Form 5500 in respect of the 2004 Plan year, which occurred on October 17, 2005 (the "Termination Date"). This Current Report on Form 8-K /A (the "Form 8-K") updates the disclosure contained in the June 8-K for the period through the Termination Date.
_________________________________

On June 1, 2005, KPMG was dismissed as the independent auditors of the Plan, effective as of the Termination Date. KPMG’s relationship as independent auditors for the Plan ceased on the Termination Date.

KPMG's reports on the Plan's financial statements as of and for the Plan years ended December 31, 2003 and December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Plan's financial statements as of and for each of the Plan years ended December 31, 2003 and December 31, 2004, and during the current Plan year through the Termination Date, there were no disagreements between the Plan and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to such matter in its reports. During the two most recent Plan years ended December 31, 2003 and December 31, 2004, and during the current Plan year through the Termination Date, there have been no "Reportable Events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

KPMG was provided this Form 8-K prior to filing it with the SEC, and KPMG was asked to furnish the Plan with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of KPMG's letter, dated October 21, 2005, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

16.1 Letter of KPMG to the SEC, dated October 21, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PBG 401(k) Program

October 21, 2005	By:	/s/ Steven M. Rapp

Name: Steven M. Rapp
Title: Senior Vice President, General Counsel and Secretary, The Pepsi Bottling Group, Inc.

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Exhibit Index

Exhibit No.	Description

16.1	Letter of KPMG to the SEC, dated October 21, 2005.